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                                                                    EXHIBIT (24)
                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint
Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, the Form 10-K Annual Report for the year ended December 31,
1994, to be filed by First Union Corporation with the Securities and Exchange
Commission.
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
                      SIGNATURE                                                      CAPACITY
                      EDWARD E. CRUTCHFIELD             Chairman and Chief Executive Officer and Director
                EDWARD E. CRUTCHFIELD
                           ROBERT T. ATWOOD             Executive Vice President and Chief Financial Officer
                   ROBERT T. ATWOOD
                            JAMES H. HATCH              Senior Vice President and Corporate Controller (Principal
                                                          Accounting Officer)
                    JAMES H. HATCH
                          G. ALEX BERNHARDT             Director
                  G. ALEX BERNHARDT
                          W. WALDO BRADLEY              Director
                   W. WALDO BRADLEY
                            ROBERT J. BROWN             Director
                   ROBERT J. BROWN
                                                        Director
                   ROBERT D. DAVIS
                          R. STUART DICKSON             Director
                  R. STUART DICKSON
                               B. F. DOLAN              Director
                     B. F. DOLAN
                           RODDEY DOWD, SR.             Director
                   RODDEY DOWD, SR.
                           JOHN R. GEORGIUS             Director
                   JOHN R. GEORGIUS
                     WILLIAM H. GOODWIN, JR.            Director
               WILLIAM H. GOODWIN, JR.
                          BRENTON S. HALSEY             Director
                  BRENTON S. HALSEY

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                      SIGNATURE                         CAPACITY
                         HOWARD H. HAWORTH              Director
                  HOWARD H. HAWORTH
                      TORRENCE E. HEMBY, JR.            Director
                TORRENCE E. HEMBY, JR.
                         LEONARD G. HERRING             Director
                  LEONARD G. HERRING
                           JACK A. LAUGHERY             Director
                   JACK A. LAUGHERY
                               MAX LENNON               Director
                      MAX LENNON
                          RADFORD D. LOVETT             Director
                  RADFORD D. LOVETT
                         HENRY D. PERRY, JR.            Director
                 HENRY D. PERRY, JR.
                       RANDOLPH N. REYNOLDS             Director
                 RANDOLPH N. REYNOLDS
                              RUTH G. SHAW              Director
                     RUTH G. SHAW
                             LANTY L. SMITH             Director
                    LANTY L. SMITH
                          DEWEY L. TROGDON              Director
                   DEWEY L. TROGDON
                             JOHN D. UIBLE              Director
                    JOHN D. UIBLE
                              B. J. WALKER              Director
                     B. J. WALKER
                         KENNETH G. YOUNGER             Director
                  KENNETH G. YOUNGER

Dated: February 21, 1995
Charlotte, North Carolina